Exhibit 10.4

DATED 26 February 2015

PISTI SHIPPING LLC

ARIS MARINE LLC

APHRODITE MARINE LLC

ATHENA MARINE LLC

DIMITRA MARINE LLC

APOLLON MARINE LLC

ARTEMIS MARINE LLC

HERMES MARINE LLC (MI)

HERA MARINE LLC

ALEXANDER MARINE LLC

(as borrowers)

-and-

POSEIDON CONTAINERS HOLDINGS LLC

(as guarantor)

-and-

DVB BANK SE

(as lender)

FIFTH SUPPLEMENTAL AGREEMENT TO A SECURED LOAN FACILITY

AGREEMENT DATED 2 SEPTEMBER 2010 AS AMENDED AND SUPPLEMENTED

BY A FIRST SUPPLEMENTAL AGREEMENT DATED 5 NOVEMBER 2010 A SECOND

SUPPLEMENTAL AGREEMENT DATED 17 OCTOBER 2011 A THIRD SUPPLEMENTAL

AGREEMENT DATED 12 JULY 2012 A FOURTH SUPPLEMENTAL AGREEMENT

DATED 6 DECEMBER 2012 AND A DEED OF AMENDMENT, RELEASE AND

REASSIGNMENT DATED 25 JANUARY 2013

m.s. “PISTI”

m.s. “NEWYORKER”

m.s. “MAIRA”

m.s. “NIKOLAS”

m.s. MARY”

CONTENTS

		Page

1	Interpretation	4

2	Conditions	6

3	Representations and Warranties	10

4	Amendments to Loan Agreement	11

5	Confirmation and Undertaking	13

6	Notices, Law and Jurisdiction	14

7	Further Assurance	14

8	Miscellaneous	14

9	Costs and Expenses	14

FIFTH SUPPLEMENTAL AGREEMENT

Dated:            February 2015

BETWEEN:-

(1)

PISTI SHIPPING LLC (“Pisti”), ARIS MARINE LLC (“Aris”), APHRODITE MARINE LLC (“Aphrodite”), ATHENA MARINE LLC (“Athena”), DIMITRA MARINE LLC (“Dimitra”), APOLLON MARINE LLC (“Apollon”), ARTEMIS MARINE LLC (“Artemis”), HERMES MARINE LLC (MI) (“Hermes”), HERA MARINE LLC (“Hera”) and ALEXANDER MARINE LLC (“Alexander”), each a limited liability company formed and existing under the laws of Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 (together, the “Borrowers” and each a “Borrower”), jointly and severally; and

(2)

POSEIDON CONTAINERS HOLDINGS LLC, a limited liability company formed and existing according to the law of the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 (the “Guarantor”); and

(3)	DVB BANK SE, acting through its office at Ballindamm 6, D20095 Hamburg, Federal Republic of Germany (the “Lender”).

SUPPLEMENTAL TO a Secured Loan Facility Agreement dated 2 September 2010 as amended and supplemented by a first supplemental agreement dated 5 November 2010 as further amended and supplemented by a second supplemental agreement dated 17 October 2011 and a third supplemental agreement dated 12 July 2012, a fourth supplemental agreement dated 6 December 2012 and a deed of amendment, release and reassignment dated 25 January 2013 (together, the “Loan Agreement”) each made between, amongst others, the Borrowers and the Lender, on the terms and subject to the conditions of which the Lender agreed to advance to the Borrowers an aggregate amount not exceeding one hundred and seventy six million Dollars ($176,000,000) (the “Loan”) for the purposes and upon the terms and conditions contained therein.

WHEREAS:-

(A)	Pursuant to the Loan Agreement, the Lender agreed to advance the Loan to the Borrowers on the security of, inter alia, a first preferred Panamanian mortgage over the Pisti Vessel.

(B)	Pisti wishes to enter into a non-monetary asset exchange with Genova , and trade with Genova the Pisti Vessel for the Mamitsa Vessel.

(C )	The Borrowers requested that the Lenders agree to, among other things:-replace the Pisti Vessel with the Mamitsa Vessel under the Loan Agreement;

(a)

the discharge of the Original Mortgage, the release and discharge of Pisti from all its obligations under the Original Security Documents and the reassignment to Pisti of all its right, title and interest to the property assigned by it to the Lender under the Original Security Documents;

(b)	the execution and (where appropriate) registration of the Additional Security Documents;

(b)

to refinance the final Repayment Instalments in respect of Drawing A (in the amount of $1,979,167), Drawing B (in the amount of $7,392,857), Drawing C (in the amount of 7,087,500) and Drawing D (in the amount of $7,087,500), such final Repayment Instalments aggregating to a total sum of $23,547,024.

(D)	The outstanding balance of the Loan on the date of this Fifth Supplemental Agreement is $26,331,538 (twenty six million three hundred thirty one thousand five hundred thirty eight Dollars).

(E)	The Lender, the Borrowers and the Guarantor have agreed to amend the Loan Agreement on the terms and subject to the conditions contained in this Fifth Supplemental Agreement.

IT IS AGREED THAT:-

1	Interpretation

1.1	In this Fifth Supplemental Agreement the following words and expressions shall have the following meanings:-

“Additional Security Documents” means this Fifth Supplemental Agreement, the New Mortgage, the New Assignment, the New Managers’ Undertakings, the Mortgage Addendum and any other agreement or document which may at any time be executed by any person as additional security for the payment of all or any part of the Indebtedness.

“Effective Date” means the date on which the Lender confirms to the Borrowers that all of the conditions referred to in Clause 2.1 have been satisfied, which confirmation the Lender shall be under no obligation to give if an Event of Default shall have occurred.

“Fifth Supplemental Agreement” means the agreement herein contained.

“Genova” means Genova Shipping S.A. of the republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960.

“Mamitsa Vessel” means the container vessel “MAMITSA” (IMO no. 9121259) currently registered under the flag of Liberia in the ownership of Genova and intended to be acquired by Pisti, and everything now or in the future belonging to her on board and ashore.

“Mortgage Addendum” means the addendum No. 1 to the first preferred mortgage over the Alexander Vessel, to be executed by Alexander in favour of the Lender, in such form and containing such terms and conditions as the Lender shall require.

“New Assignment” means the first priority deed of assignment of the Insurances, Earnings, Charters and Requisition Compensation of the Mamitsa Vessel to be executed by Pisti in favour of the Lender in such form and containing such terms and conditions as the Lender shall require.

“New Managers’ Undertakings” means the managers’ letters of undertaking to be executed by the Managers in favour of the Lender, in respect of the Mamitsa Vessel to be executed by each Manager in favour of the Lender in such form and containing such terms and conditions as the Lender shall require.

“New Mortgage” means the first priority Liberian mortgage in respect of the Mamitsa Vessel to be executed by Pisti in favour of the Lender in such form and containing such terms and conditions as the Lender shall require.

“Original Deed of Assignment” means the deed of assignment of the Insurances, Earnings, Charter and Requisition Compensation of the Pisti Vessel dated 7 September 2010 granted by Pisti in favour of the Lender.

“Original Managers’ Undertakings” means the managers’ letters of undertaking in respect of the Pisti Vessel each dated 7 September 2010 granted by the Managers in favour of the Lender.

“Original Mortgage” means the first preferred Panamanian ship mortgage in respect of the Pisti Vessel dated 7 November 2010 granted by Pisti in favour of the Lender.

“Original Security Documents” means the Original Mortgage, the Original Deed of Assignment and the Original Managers’ Undertakings.

1.2

All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Fifth Supplemental Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Fifth Supplemental Agreement as if it was set out in full and as if references therein to “this Agreement” were references to “this Fifth Supplemental Agreement”.

1.3

All obligations, representations, warranties, covenants and undertakings of the Borrowers under or pursuant to this Fifth Supplemental Agreement shall, unless otherwise expressly provided, be entered into, made or given by them jointly and severally.

2	Conditions

2.1	Before Clause 4 of this Fifth Supplemental Agreement shall take effect, the Borrowers shall deliver or cause to be delivered to or to the order of the Lender the following documents and evidence:-

2.1.1

A certificate from a duly authorised officer of each Security Party confirming that none of the constitutional documents delivered to the Lender pursuant to Clauses 3 of the Loan Agreement have been amended or modified in any way since the date of their delivery to the Lender, or copies, certified by a duly authorised officer of each Security Party as true, complete, accurate and neither amended nor revoked, of any which have been amended or modified.

2.1.2	A fresh certificate of good standing in respect of each Security Party.

2.1.3	A copy of a resolution of the members of each Security Party:

(i)

approving, and authorising or ratifying the execution of, the documents to which that Security Party is or is to be a party pursuant to this Fifth Supplemental Agreement (as the case may be) including the Additional Security Documents and any other documents required hereunder or otherwise by the Lender (together, the “Supplemental Documents” and each a “Supplemental Document”); and

(ii)	authorising a specified person or persons to execute those Supplemental Documents (and all documents and notices to be signed and/or despatched under those documents) on its behalf.

2.1.4

A certificate of a duly authorised officer of each Security Party certifying that each copy document relating to it is correct, complete and in full force and effect and setting out the names of the directors, officers and membership interest holders (shareholders) of that Security Party and the proportion of shares held by each membership interest holders (shareholders).

2.1.5	The legalised and apostilled power of attorney of each Security Party under which any documents are to be executed or transactions undertaken by that Security Party.

2.1.6

A letter from Messrs. Saville & Co., 2 Throgmorton Avenue, London EC2N 2ER, England accepting their appointment by each of the Security Parties as agent for service of proceedings pursuant to the Fifth Supplemental Agreement and the Additional Security Documents.

2.1.7	Photocopies, certified as true, accurate and complete by a director, the secretary or any attorney of the Borrowers, in respect of the Mamitsa Vessel, of:-

(a)	the bill of sale transferring title in the Mamitsa Vessel to the Pisti free of all encumbrances, maritime liens or other debts;

(b)	the protocol of delivery and acceptance evidencing the unconditional physical delivery of Mamitsa Vessel by Genova to Pisti;

(c)	any charterparty or other contract of employment of the Mamitsa Vessel which will be in force on the Effective Date;

(d)	the agreements for the commercial and/or technical management of the Mamitsa Vessel between Pisti and the Managers, the terms of which must be acceptable to the Lender in its discretion.

(e)	the International Load Line, Safety Construction, Safety Equipment, Safety Radio and International Oil Pollution Prevention Certificates;

(f)	the current Certificate of Financial Responsibility issued pursuant to the United States Oil Pollution Act 1990 (if it trades in waters subject to OPA);

(g)	the current SMC;

(h)	the current ISSC;

(i)	the current IAPPC; and

(j)	the current Tonnage Certificate,

in each case together with all addenda, amendments or supplements.

2.1.8

Evidence of provisional or permanent registration of the Mamitsa Vessel in the ownership of Pisti issued by the Registrar of Ships (or equivalent official) of the flag of Liberia confirming that (a) the Mamitsa Vessel is provisionally or permanently registered under the flag of Liberia in the ownership of Pisti, (b) the New Mortgage has been registered with first priority against the Mamitsa Vessel and (c) there are no further Encumbrances registered against the Mamitsa Vessel.

2.1.9

Evidence that the Mamitsa Vessel is insured in the manner required by the Additional Security Documents and that letters of undertaking will be issued in the manner required by the Additional Security Documents, together with (if required by the Lender) the written approval of the Insurances for the Mamitsa Vessel by an insurance adviser appointed by the Lender.

2.1.10

A Certificate of Confirmation of Class for hull and machinery confirming that the Mamitsa Vessel is classed with the highest class applicable to vessels of her type with a classification society acceptable to the Lender and free of all overdue recommendations and qualifications unless otherwise agreed by the Lender in writing.

2.1.11	A valuation or valuations (as applicable) of the Mamitsa Vessel addressed to the Lender certifying the Fair Market Value for the Mamitsa Vessel, acceptable to the Agent.

2.1.12

Delivery of technical information to the Lender by the Borrowers in respect of the Mamitsa Vessel in a form acceptable to the Lender, including without limitation (i) full history of class, (ii) details of statutory certificates, (iii) summaries of inspections (flag, port state control etc.) and (iv) any records of planned maintenance.

2.1.13	The Additional Security Documents, together with all notices and other documents required, duly executed and, in the case of the New Mortgage and the Mortgage Addendum, duly registered.

2.1.14	Evidence satisfactory to the Lender that the fees, costs and expenses then due from the Borrowers have been paid or will, if then due, be paid by their timelines.

2.1.15

A copy of any other consent, licence, approval, authorisation or other document, opinion or assurance which the Lender considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by any of the Supplemental Documents or for the validity and enforceability of any of the Supplemental Documents.

2.1.16	Confirmation satisfactory to the Lender that the legal opinions required by the Lender will be given substantially in the forms required by the Lender.

2.1.17	Evidence of payment to the Lender of an amendment fee of three hundred fifty three thousand two hundred and five Dollars and twenty one cents ($353,205.21).

2.2

The Borrowers undertake to deliver (and in the case of Clause 2.2.3, if applicable, shall use its best endeavours to deliver) or to cause to be delivered to the Lender on, or as soon as practicable after, the Effective Date, the following additional documents and evidence:-

2.2.1	Letters of undertaking as required by the Additional Security Documents in form and substance acceptable to the Lender.

2.2.2	The legal opinions referred to in Clause 2.1.16, duly executed.

2.2.3	Notice of assignment of the Earnings and Charter pursuant to the New Assignment (if and when applicable) acknowledged by the Charterer in respect of the Mamitsa Vessel.

2.3

If the Lender in its sole discretion agrees to certify that the Effective Date has occurred before all of the documents and evidence required by Clause 2.1 have been delivered to or to the order of the Lender, the Borrowers undertake to deliver all outstanding documents and evidence to or to the order of the Lender no later than the date specified by the Lender, and any of the Lender’s actions referred to above shall not be taken as a waiver of the Lender’s right to require production of all the documents and evidence required by Clause 2.1.

2.4	All documents and evidence delivered to the Lender pursuant to this Clause shall:-

2.4.1	be in form and substance acceptable to the Lender; and

2.4.2	if required by the Lender, be certified, notarised, legalised or attested in a manner acceptable to the Lender.

3	Representations and Warranties

3.1

The Borrowers and the Guarantor represent and warrant to the Lender that they have the power to enter into and have duly authorised the execution and delivery of this Fifth Supplemental Agreement and the Additional Security Documents and

the performance of this Fifth Supplemental Agreement and the Additional Security Documents.

3.2

Each of the representations and warranties contained in clause 11 of the Loan Agreement and clause 2 of the Guarantee shall be deemed repeated by each of the Security Parties (as applicable) at the date of this Fifth Supplemental Agreement and at the Effective Date, by reference to the facts and circumstances then pertaining, as if references to the Security Documents included the Additional Security Documents.

4	Amendments to Loan Agreement

With effect from the Effective Date, the Loan Agreement shall be read and construed as if:-

4.1

the definition of “Security Documents” set forth in clause 1.1 of the Loan Agreement were to include the Additional Security Documents and exclude the Original Security Documents and as if the Additional Security Documents were defined in the Loan Agreement as defined in this Fifth Supplemental Agreement;

4.2	the definition of “Final Maturity Date” shall be deleted and replaced as follows:-

““Final Maturity Date” means (a) in respect of the Group A Vessels, 7 September 2018 and (b) in respect of the Group B Vessels, the fifth (5th) anniversary of the Drawdown Date in respect of the first delivered Group B Vessel.”

4.3	the following definitions were added in clause 1.1 of the Loan Agreement:-

“Mamitsa Vessel” means the container vessel “MAMITSA” (IMO no. 9121259) currently registered under the flag of Liberia in the ownership of Pisti, and everything now or in the future belonging to her on board and ashore.

4.4

all reference to the Pisti Vessel throughout the Loan Agreement and the Finance Documents (other than in the definition of “MOAs” set out in clause 1.1 of the Loan Agreement) were replaced by references to the Mamitsa Vessel;

4.5	the first sentence in clause 5.1 of the Loan Agreement, were deleted and replaced as follows:-

“The Borrowers agree to repay each Drawing (other than Drawing J and Drawing K) to the Lender as follows:-

(a)	from 7 September 2010 up to and including 8 June 2015 in the Repayment Instalments and on the Repayment Dates set out in Schedule 2; and

(b)

the aggregate outstanding balance for all such Drawings remaining following the repayments under 5.1 (a) in the amount of $23,547,024 shall be repaid by consecutive quarterly instalments each in the sum of eight hundred thousand Dollars ($800,000), the first such repayment instalment falling due on 7 September 2015 and subsequent instalments falling due at consecutive intervals of three calendar months thereafter, set out in Schedule 2.

and in any event the final Repayment Instalment for all such Drawings shall fall due not later than the relevant Final Maturity Date.”

4.6	the part of the table in schedule 2 to the Loan Agreement in respect of Drawing A, Drawing B, Drawing C and Drawing D is deleted and replaced as follows:-

Repayment Date	Drawing A Pisti Vessel		Drawing B NewYorker Vessel		Drawing C Maira Vessel		Drawing D Nikolas Vessel
	Repayment Instalment	Outstanding balance	Repayment Instalment	Outstanding balance	Repayment Instalment	Outstanding balance	Repayment Instalment	Outstanding balance
07.09.2010	Drawdown	$8,058,929	Drawdown	$12,356,548	Drawdown	$12,292,262	Drawdown	$12,292,262

07.12.2010	$35,566	$8,023,363	$35,566	$12,320,982	$35,566	$12,256,697	$35,566	$12,256,697

07.03.2011	$35,566	$7,987,798	$35,566	$12,285,417	$35,566	$12,221,131	$35,566	$12,221,131

07.06.2011	$35,566	$7,952,232	$35,566	$12,249,851	$35,566	$12,185,566	$35,566	$12,185,566

07.09.2011	$35,566	$7,916,667	$35,566	$12,214,286	$35,566	$12,150,000	$35,566	$12,150,000

07.12.2011	$395,833	$7,520,833	$321,429	$11,892,857	$337,500	$11,812,500	$337,500	$11,812,500

07.03.2012	$395,833	$7,125,000	$321,429	$11,571,428	$337,500	$11,475,000	$337,500	$11,475,000

07.06.2012	$395,833	$6,729,167	$321,429	$11,250,000	$337,500	$11,137,500	$337,500	$11,137,500

07.09.2012	$395,833	$6,333,333	$321,429	$10,928,571	$337,500	$10,800,000	$337,500	$10,800,000

07.12.2012	$395,833	$5,937,500	$321,429	$10,607,143	$337,500	$10,462,500	$337,500	$10,462,500

07.03.2013	$395,833	$5,541,667	$321,429	$10,285,714	$337,500	$10,125,000	$337,500	$10,125,000

07.06.2013	$395,833	$5,145,833	$321,429	$9,964,285	$337,500	$9,787,500	$337,500	$9,787,500

09.09.2013	$395,833	$4,750,000	$321,429	$9,642,857	$337,500	$9,450,000	$337,500	$9,450,000

09.12.2013	$395,833	$4,354,167	$321,429	$9,321,428	$337,500	$9,112,500	$337,500	$9,112,500

07.03.2014	$395,833	$3,958,333	$321,429	$9,000,000	$337,500	$8,775,000	$337,500	$8,775,000

09.06.2014	$395,833	$3,562,500	$321,429	$8,678,571	$337,500	$8,437,500	$337,500	$8,437,500

08.09.2014	$395,833	$3,166,667	$321,429	$8,357,142	$337,500	$8,100,000	$337,500	$8,100,000

08.12.2014	$395,833	$2,770,833	$321,429	$8,035,714	$337,500	$7,762,500	$337,500	$7,762,500

09.03.2015	$395,833	$2,375,000	$321,429	$7,714,285	$337,500	$7,425,000	$337,500	$7,425,000

08.06.2015	$395,833	$1,979,167	$321,429	$7,392,857	$337,500	$7,087,500	$337,500	$7,087,500

Repayment Date	Drawing A, Drawing B, Drawing C and Drawing D Mamitsa (repalced Pisti vessel), New Yorker, Maira + Nikolas
	Repayment Instalment	Outstanding balance
		$23,547,024.00
07/09/2015	$800,000.00	$22,747,024.00
07/12/2015	$800,000.00	$21,947,024.00
07/03/2016	$800,000.00	$21,147,024.00
07/06/2016	$800,000.00	$20,347,024.00
07/09/2016	$800,000.00	$19,547,024.00
07/12/2016	$800,000.00	$18,747,024.00
07/03/2017	$800,000.00	$17,947,024.00
07/06/2017	$800,000.00	$17,147,024.00
07/09/2017	$800,000.00	$16,347,024.00
07/12/2017	$800,000.00	$15,547,024.00
07/03/2018	$800,000.00	$14,747,024.00
07/06/2018	$800,000.00	$13,947,024.00
06/09/2018	$800,000.00	$13,147,024.00
06/09/2018	$13,147,024.00	$0.00

All other terms and conditions of the Loan Agreement shall remain unaltered and in full force and effect.

5	Confirmation and Undertaking

5.1

In consideration of the agreements of the Lender contained in this Fifth Supplemental Agreement, each of the Security Parties confirms that all of its respective obligations under or pursuant to each of the Security Documents to which it is a party remain in full force and effect (other than, after the Effective Date, in respect of the Original Security Documents), despite the amendments to the Loan Agreement and the Security Documents made in or pursuant to this Fifth

Supplemental Agreement, as if all references in any of the Security Documents to the Loan Agreement and the Security Documents (however described) were references to the Loan Agreement and the Security Documents as amended and supplemented by this Fifth Supplemental Agreement.

5.2

The definition of any term defined in any of the Security Documents (howsoever described) shall, to the extent necessary, be modified to reflect the amendments to the Loan Agreement and the Security Documents made in or pursuant to this Fifth Supplemental Agreement.

6	Notices, Law and Jurisdiction

The provisions of clauses 17 (Notices) and 22 (Law and jurisdiction) of the Loan Agreement shall apply to this Fifth Supplemental Agreement as if they were set out in full and as if references to the Loan Agreement were references to this Fifth Supplemental Agreement.

7	Further Assurance

The Borrowers and the Guarantor covenant that from time to time at the request of the Lender they will execute and deliver to the Lender or procure the execution and delivery to the Lender of all such documents as in the opinion of the Lender are necessary for giving full effect to this Fifth Supplemental Agreement and for perfecting and protecting the value of or enforcing any rights or securities granted to the Lender under or pursuant to the Loan Agreement and this Fifth Supplemental Agreement.

8	Miscellaneous

Clause 21.1 (No oral variations), 21.5 (Counterparts) and 21.6 (Contracts (Rights of Third Parties) Act 1999) of the Loan Agreement shall (mutatis mutandis) apply to this Fifth Supplemental Agreement.

9	Costs and Expenses

The Borrowers shall, on demand of the Lender and upon a full indemnity basis, reimburse the Lender for all costs and expenses (including legal fees and disbursements plus any value added tax payable thereon) incurred by the Lender in connection with the preparation, negotiation and execution of this Fifth Supplemental Agreement and any other documents required.

IN WITNESS of which the parties to this Fifth Supplemental Agreement have executed this Fifth Supplemental Agreement the day and year first before written.

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou
as duly authorised attorney-in-fact	)
for and on behalf of	)
PISTI SHIPPING LLC	)
in the presence of:	)
/s/ Konstantinos Karachalios
Konstantinos Karachalios
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 185 36

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou
as duly authorised attorney-in-fact	)
for and on behalf of	)
ARIS MARINE LLC	)
in the presence of:	)
/s/ Konstantinos Karachalios
Konstantinos Karachalios
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 185 36

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou
as duly authorised attorney-in-fact	)
for and on behalf of	)
APHRODITE MARINE LLC	)
in the presence of:	)
/s/ Konstantinos Karachalios
Konstantinos Karachalios
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 185 36

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou
as duly authorised attorney-in-fact	)
for and on behalf of	)
ATHENA MARINE LLC	)
in the presence of:	)
/s/ Konstantinos Karachalios
Konstantinos Karachalios
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 185 36

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou
as duly authorised attorney-in-fact	)
for and on behalf of	)
DIMITRA MARINE LLC	)
in the presence of:	)
/s/ Konstantinos Karachalios
Konstantinos Karachalios
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 185 36

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou
as duly authorised attorney-in-fact	)
for and on behalf of	)
APOLLON MARINE LLC	)
in the presence of:	)
/s/ Konstantinos Karachalios
Konstantinos Karachalios
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 185 36

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou
as duly authorised attorney-in-fact	)
for and on behalf of	)
ARTEMIS MARINE LLC	)
in the presence of:	)
/s/ Konstantinos Karachalios
Konstantinos Karachalios
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 185 36

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou
as duly authorised attorney-in-fact	)
for and on behalf of	)
HERMES MARINE LLC (MI))
in the presence of:	)
/s/ Konstantinos Karachalios
Konstantinos Karachalios
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 185 36

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou
as duly authorised attorney-in-fact	)
for and on behalf of	)
HERA MARINE LLC	)
in the presence of:	)
/s/ Konstantinos Karachalios
Konstantinos Karachalios
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 185 36

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou
as duly authorised attorney-in-fact	)
for and on behalf of	)
ALEXANDER MARINE LLC	)
in the presence of:	)
/s/ Konstantinos Karachalios
Konstantinos Karachalios
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 185 36

SIGNED by Filanthi Katsafadou	)
/s/ Filanthi Katsafadou
as duly authorised attorney-in-fact	)
for and on behalf of	)
POSEIDON CONTAINERS	)
HOLDINGS LLC	)
in the presence of:	)
/s/ Konstantinos Karachalios
Konstantinos Karachalios
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 185 36

SIGNED by Pinelopi Karamadouki	)
/s/ Pinelopi Karamadouki
as duly authorised attorney-in-fact	)
for and on behalf of	)
DVB BANK SE	)
in the presence of:	)
/s/ Konstantinos Karachalios
Konstantinos Karachalios
Stephenson Harwood LLP
Ariston Building
2 Filellinon Str. & Akti Miaouli
Piraeus 185 36